Household - Homegold - Mortgage
SOUTH CAROLINA                            )           MORTGAGE
                                          )             AND
GREENVILLE COUNTY                         )      SECURITY AGREEMENT


         THIS MORTGAGE AND SECURITY AGREEMENT ("Mortgage") is entered into as of April 19, 2001, by and between CAROLINA INVESTORS, INC., a South Carolina corporation ("Mortgagor"); and HOUSEHOLD COMMERCIAL FINANCIAL SERVICES, INC., a Delaware corporation ("Lender"). Mortgagor is a subsidiary of Homegold, Inc., a South Carolina corporation ("Borrower"), and a guarantor of Borrower's indebtedness to Lender, as more fully described below.

         WHEREAS, Borrower is indebted to Lender on account of a revolving credit facility made available to Borrower by Lender pursuant to that certain Credit Agreement dated May 2, 2000 as heretofore amended (such Credit Agreement as so amended and as the same may from time to time be amended and restated or otherwise modified being hereinafter referred to as the "Credit Agreement") with the loans made from time to time by Lender to Borrower being evidenced by that certain Replacement Revolving Credit Note of Borrower dated May 30, 2000 payable to the order of Lender in the face principal sum of One Hundred Million and No/100 Dollars ($100,000,000.00) together with interest thereon as therein provided (such Replacement Revolving Credit Note as the same may be amended or modified from time to time together with any and all notes issued in substitution or replacement therefor being hereinafter referred to as the "Note") which by reference is made a part of this Mortgage to the same extent as though set out in this Mortgage. Payment of the Note together with all other indebtedness, obligations and liabilities of Borrower to Lender is guaranteed by Mortgagor pursuant to that certain Guaranty dated May 2, 2000 from Mortgagor and certain other subsidiaries of Borrower in favor of the Lender (such Guaranty as the same may be amended or modified from time to time being hereinafter referred to as the "Guaranty").

         NOW THEREFORE, to secure the payment of all principal of and interest on the Note as and when the same becomes due and payable and all advances now or hereafter evidenced thereby, the payment of all other indebtedness of the Borrower to the Lender under the Credit Agreement, the payment of all indebtedness of the Mortgagor to Lender under the Guaranty, performance by Borrower of all covenants and conditions contained in the Note, the Credit Agreement and in all other instruments securing the Note, performance by Mortgagor of all covenants and conditions contained in this Mortgage, the Guaranty and in all other instruments relating thereto; and to secure in accordance with Section 29-3-50, as amended, Code of Laws of South Carolina 1976: (i) all future advances and re-advances that may subsequently be made to Borrower by the Lender, evidenced by the aforesaid Note, or any other promissory notes, and all renewals and extensions of the Note or any other promissory notes; provided, however, that nothing contained in this Mortgage shall create an obligation on the part of Lender to make future advances or re-advances to Borrower and (ii) the payment and performance of all other indebtedness of Borrower to Lender, now or hereafter existing, whether direct or indirect, the maximum amount of all indebtedness outstanding at any one time secured by this Mortgage not to exceed twice the face amount of the Note, plus interest thereon, all charges and expenses of collection incurred by Lender, including court costs, and reasonable attorneys' fees; in order to charge the properties, interests and rights described below with such payment, performance and observance; for and in consideration of the sum of One and No/100 Dollars
($1.00) paid by Lender to Mortgagor this date, and for other valuable consideration, the receipt of which is acknowledged, Mortgagor does grant, bargain, sell, alien, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, deliver, set over, warrant and confirm unto Lender, its successors and assigns forever all right, title and interest of Mortgagor in and to:

                               MORTGAGED PROPERTY

         (a) The Land. All the land and other real property interests described in attached Exhibit A ("Land");

         (b) The Improvements. Together with all buildings and improvements of every kind and description now or hereafter erected or placed on the aforesaid Land and all materials intended for construction, reconstruction, alteration and repair of such improvements now or hereafter erected on the Land, all of which materials shall be deemed to be included within the property conveyed by this Mortgage immediately upon the delivery of such materials to the aforesaid Land, and all fixtures and articles of personal property now or hereafter owned by the Mortgagor and attached to or contained in and used in connection with or with the operation of, the Land, buildings, structures or other improvements including, but not limited to, all furniture, furnishings, apparatus, machinery, machinery, equipment, motors, elevators, fittings, radiators, ranges, refrigerators, awnings, shades, screens, blinds, carpeting, office equipment and other furnishings and all plumbing, heating, lighting, cooking, laundry, ventilating, refrigerating, incinerating, air conditioning and sprinkler equipment, telephone systems, televisions and television systems, computer systems and fixtures and appurtenances to the Land, buildings, structures or other improvements, and all extensions, improvements, betterments, renewals and replacements thereof or articles in substitution thereof, whether or not the same are or shall be attached to the Land in any manner (the "Improvements");

         (c) Easements or Other Interests. Together with all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating or appertaining to any of the property described above, or which hereafter shall in any way belong, relate or be appurtenant to such property, whether now owned or hereafter acquired by Mortgagor, and the reversion and reversions, remainder and remainders, rents, issues and profits of the property described above, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law as well as in equity, of Mortgagor of, in and to the same, including but not limited to all judgments, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of the property described in paragraphs (a), (b), and (c) of this Mortgage or any part of such property under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the property described in paragraphs (a), (b), and (c) of this Mortgage or any part of such property, or to any rights appurtenant to such property, and all proceeds of any sales or other dispositions of the property described in paragraphs (a), (b) and (c) of this Mortgage or any part of such property;

         (d) Assignments of Rents. Together with all rents, royalties, issues, profits, revenue, income and other benefits from the property described in paragraphs (a) (b) and (c) of this Mortgage to be applied against the indebtedness and other sums secured by this Mortgage, provided, however, that permission is given to Mortgagor so long as no default has occurred under this Mortgage, to collect, receive, take, use and enjoy such rents, royalties, issues, profits, revenue, income and other benefits as they become due and payable, but not in advance of the time they become due and payable. The foregoing assignment shall be fully operative without any further action on the part of either party and specifically Lender shall be entitled, at its option upon the occurrence of a default under this Mortgage, to all rents, royalties, issues, profits, revenue, income and other benefits from the property described in paragraphs (a), (b) and (c) of this Mortgage whether or not Lender takes possession of the property described in paragraphs (a), (b) and (c) of this Mortgage. Upon any such default under this Mortgage, the permission given to Mortgagor to collect such rents, royalties, issues, profits, revenue, income and other benefits from the property described in paragraphs (a), (b) and (c) of this Mortgage shall terminate and such permission shall not be reinstated upon a cure of the default without Lender's specific consent. Neither the exercise of any rights under this paragraph by Lender nor the application of any such rents, royalties, issues, profits, revenue, income or other benefits to the indebtedness and other sums secured by this Mortgage, shall cure or waive any default or notice of default under this Mortgage or invalidate any act done pursuant to this Mortgage or to any such notice, but shall be cumulative of all other rights and remedies;

         (e) Assignment of Leases. Together with all right, title and interest of Mortgagor in and to any and all leases now or hereafter on or affecting the property described in paragraphs (a), (b) and (c) of this Mortgage, together with all security for this Mortgage and all monies payable under such leases, subject, however, to the conditional permission described above given to Mortgagor to collect the rentals under any such lease. The foregoing assignment of any lease shall not be deemed to impose upon Lender any of the obligations or duties of Mortgagor provided in any such lease, and Mortgagor agrees to fully perform all obligations of the lessor under all such leases. Upon Lender's request, Mortgagor agrees to send to Lender a list of all leases covered by the foregoing assignment and as any such lease shall expire or terminate or as any new lease shall be made, Mortgagor shall so notify Lender in order that at all times Lender shall have a current list of all leases affecting the property described in paragraphs (a), (b) and (c) of this Mortgage. Lender shall have the right, at any time and from time to time, to notify any lessee of the rights of Lender as provided by this paragraph. From time to time, upon request of Lender, Mortgagor shall specifically assign to Lender as additional security under this Mortgage, by an instrument in writing in such form as may be approved by Lender, all right, title and interest of Mortgagor in and to any and all leases now or hereafter on or affecting the Property, together with all security therefor and all monies payable under such leases, subject to the conditional permission described above given to Mortgagor to collect the rentals under any such lease. Mortgagor shall also execute and deliver to Lender any notification, financing statement or other document reasonably required by Lender to perfect the foregoing assignment as to any such lease;

         (f) Fixtures and Personal Property. Together with a security interest in (i) all personal property and fixtures now or hereafter acquired and affixed to or located on the property described in paragraphs (a), (b) and (c) of this Mortgage which, to the fullest extent permitted by law shall be deemed fixtures and a part of the real property, (ii) all articles of personal property now or hereafter acquired and all materials delivered to the property described in paragraphs (a), (b) and (c) of this Mortgage (including such property for use in any construction being conducted on such property) and owned or leased by Mortgagor, including, but not limited to, all equipment, furniture, furnishings, inventory, apparatus, machinery, motors, elevators, fittings, radiators, ranges, refrigerators, awnings, shades, screens, blinds, carpeting, office equipment and other furnishings and all plumbing, heating, lighting, cooking, laundry, ventilating, refrigerating, incinerating, air conditioning and sprinkler equipment and fixtures and appurtenances thereto and all renewals or replacements thereof or articles in substitution thereof, whether or not the same are or shall be attached to said Land and Improvements in any manner, (iii) all existing and future choses in action and claims of every nature whatsoever related to the Land or the Improvements, including without limitation claims related to design or construction defects or otherwise concerning the condition of the Land or the Improvements, claims arising from damage to the Land or the Improvements caused by the acts of third parties, and claims for injury to the operation of the Land or the Improvements or diminution of the revenues derived from the Land or the Improvements arising from the acts of third parties, (iv) all leases of personal property, accounts, contracts rights, instruments, chattel paper, cash, rights to withdraw cash, general intangibles, actions and rights in action now or hereafter acquired pertaining to the Property, including all rights to insurance proceeds, and (v) all proceeds, products, replacements, additions, substitutions renewals and accessions of any of the foregoing. Mortgagor (Debtor) grants to Lender (Secured Party) a security interest in all fixtures, rights in action and personal property described in this Mortgage. This Mortgage is a self-operative security agreement with respect to such property, but Mortgagor agrees to execute and deliver on demand such other security agreements, financing statements and other instruments as Lender may reasonably request in order to prefect its security interest or to impose the lien of this Mortgage more specifically upon any of such property. Mortgagor agrees to pay Lender's charge, to the maximum amount permitted by law, for any statement by Lender regarding the obligations secured by this Mortgage and Security Agreement requested by Mortgagor or on behalf of Mortgagor. On demand, Mortgagor will promptly pay all costs and expenses of filing financing statements, continuation statements, partial releases, and termination statements deemed necessary or appropriate by Lender to establish and maintain the validity and priority of the security interest of Lender, or any modification of the security interest of Lender, and all costs and expenses of any searches reasonably required by Lender. Lender may exercise any or all of the remedies of a secured party available to it under the Uniform Commercial Code (South Carolina) with respect to such property, and it is expressly agreed in accordance with the provisions of the Uniform Commercial Code (South Carolina), that ten (10) days' notice by Lender to Mortgagor shall be deemed to be reasonable notice under any provision of the Uniform Commercial Code (South Carolina) requiring such notice; provided, however, that Lender may at its option dispose of the collateral in accordance with Lender's rights and remedies in respect to the real property pursuant to the provisions of this Mortgage and Security Agreement, in lieu of proceeding under the Uniform Commercial Code (South Carolina); and

         (g) Assignment of Contract Rights and Leases. Together with an absolute assignment of and grant of security interest in all of the right, title and the interest of the Mortgagor in and to any and all leases (including equipment leases), rental agreements, management contracts, franchise agreements, construction contracts, architects' contracts, technical services agreements, licenses and permits now or hereafter affecting the Property or any part of the Property, and the Mortgagor agrees to execute and deliver to the Lender such additional instruments, in form and substance satisfactory to the Lender, as may hereafter be requested by the Lender to evidence and confirm said assignment; provided, however, that acceptance of any such assignment shall not be construed as a consent by the Lender to any lease, rental agreement, management contract, franchise agreement, construction contract, technical services agreement or other contract, license or permit, or to impose upon the Lender any obligation with respect thereto.

         Some of the items of property described in this Mortgage are goods that are or are to become fixtures related to the real estate described in this Mortgage, and it is intended that, as to those goods, this Mortgage shall be effective as a financing statement filed as a fixture filing from the date of its filing or record in the real estate records of the county in which the Land is located. Information concerning the security interest created by this instrument maybe obtained from Lender, as Secured Party, or Mortgagor, as Debtor, at the address shown below.

         This instrument constitutes an absolute and present assignment of the rents, royalties, issues, profits, revenue, income and other benefits from the Property to Lender, subject to the right of Mortgagor to collect, receive, take, use and enjoy the same as provided above; provided, further, that the existence or exercise of such right of Mortgagor shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Mortgagor, and any such subsequent assignment by Mortgagor shall be subject to the rights of Lender under this Mortgage.

         All property  referred to in paragraphs (a), (b), (c), (d), (e) (f) and
(g) of this Mortgage and any additional property hereafter acquired by Mortgagor and subject to the lien of this Mortgage or intended to be so is referred to in this Mortgage as the "Property".

         TO HAVE AND HOLD the same, together with all privileges, hereditaments, easements and appurtenances thereunto belonging, to the Lender and the Lender's successors and assigns to secure the indebtedness recited in this Mortgage and should the indebtedness secured by this Mortgage be paid according to the tenor and effect thereof when the same shall be due and payable and should the Borrower and Mortgagor timely and fully discharge the obligations secured by this Mortgage, then the Property granted, conveyed and assigned by this Mortgage shall cease and be void, but shall otherwise remain in full force and effect.

         The Mortgagor and the Lender covenant, represent and agree as follows:

                                    ARTICLE I
                                    THE LOAN

1.1 LOAN. The indebtedness secured by this Mortgage is the result of a loan of money in a maximum principal amount not exceeding One Hundred Million and No/100 Dollars ($100,000,000.00) (hereafter referred to as the "Loan") disbursed or to be disbursed by the Lender to the Borrower.

1.2 USE OF LOAN FUNDS. The Loan is made pursuant to the Credit Agreement for the purpose of, inter alia, financing Borrower's acquisition or origination of mortgage loans.

1.3 NOTE. The Loan is evidenced by a Revolving Credit Note dated May 2, 2000, payable to the order of the Lender in the principal amount of $100,000,000.00 ("Note").

1.4 PAYMENT OF NOTE AND GUARANTY. Payment by the Borrower of principal and interest on the Loan will be in accordance with the Note and Credit Agreement. Payment by the Mortgagor of its guaranty of, inter alia, the Loan will be in accordance with the Guaranty.

1.5 INCORPORATION OF LOAN DOCUMENTS. The Note, this Mortgage and Security Agreement, the Credit Agreement, the Guaranty and any other document evidencing or securing the Loan or setting forth terms and conditions applicable thereto (collectively, "Loan Documents") constitute the entire agreement between the parties with respect to the subject matter of this Mortgage, and supersedes any and all prior agreements and understandings, written or oral. The terms, conditions, provisions and definitions of the Credit Agreement are incorporated in this Mortgage by reference and, to the extent that the Lender's rights under the Credit Agreement or any other Loan Document supplement or extend its rights under this Mortgage, this Mortgage and the Credit Agreement or other Loan Document shall be interpreted together as being consistent and supplementary, and to the extend there is a direct contradiction, the Credit Agreement shall control.

                                   ARTICLE II
              MORTGAGOR'S COVENANTS, REPRESENTATIONS AND AGREEMENTS

2.1 TITLE TO PROPERTY. The Mortgagor represents and warrants that it is seized of the Land and Improvements (and any fixtures) in fee (and has title to any appurtenant easements) and has the right to convey the same, that title to such property is free and clear of all encumbrances except for the matters shown on Exhibit B attached to this Mortgage (the "Permitted Encumbrances"), and that it will warrant and defend the title to such property against the claims of all persons or parties except for the Permitted Encumbrances. As to the balance of the Property, the Mortgagor represents and warrants that it has title to such property, that it has the right to convey such property and that it will warrant and defend such property against the claims of all persons or parties except for Permitted Exceptions.

2.2 PERFORMANCE OF LOAN DOCUMENTS. Mortgagor shall, and shall cause Borrower to perform, observe and comply with all provisions of this Mortgage, of the Note, of the Guaranty, of the Credit Agreement and of every other Loan Document, and will promptly pay, and cause Borrower to pay, to Lender the principal with interest thereon and all other sums required to be paid by Mortgagor or Borrower under the Note, this Mortgage, the Guaranty, the Credit Agreement and of every other Loan Document when payment shall become due.

2.3      TAXES AND FEES.

(a) The Mortgagor will pay, and upon request of the Lender, will submit to the Lender receipts evidencing said payments, as they become due all taxes, general and special assessments, insurance premiums, permit fees, inspection fees, license fees, all water and sewer charges, franchise fees, equipment rents and all encumbrances of every kind against it or the Property, and any charge which, if unpaid would become a lien or charge against the Property before they become delinquent and before any interest attaches or penalty is incurred; provided that the Mortgagor shall have the right to contest, by appropriate proceedings conducted in good faith and with due diligence, the amount or validity of any such taxes, assessments, premiums, fees, charges, rents or encumbrances so long as (i) the commencement and continuance of such proceedings shall suspend the collection thereof from, and suspend the enforcement thereof against, the Mortgagor, the Property or the Lender, (ii) there shall be no risk of the imposition of a lien (other than a Permitted Encumbrance) on the Property and no portion of the Property would be in any danger of being sold, forfeited, lost or deferred, and (iii) Mortgagor shall post any required bonds.

(b) Mortgagor shall not permit or suffer more than thirty (30) days any mechanics', laborers', materialmen's, statutory or other lien upon any of the Property.

(c) Lender may, if it deems in its reasonable judgment that its security for the
Note is impaired, require Mortgagor to deposit with Lender on the first day of each month, in addition to making any required payments of principal and interest, until the Note is full paid, an amount equal to one-twelfth (1/12) of the yearly taxes and assessments as estimated by Lender to be sufficient to enable Lender to pay at least thirty (30) days before they become due all taxes, assessments and other similar charge against the Property or any part of the Property. Such deposits shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of Lender, and no interest shall be payable in respect of such deposits. Upon demand by Lender, Mortgagor shall deliver to Lender such additional monies as are required to make up any deficiencies in the amounts necessary to enable Lender to pay such taxes, assessments, and similar charges. In the event of a default under any of the terms, covenants and conditions of the Note, this Mortgage, the Guaranty or any other instruments securing the Note to be kept, performed or observed by Borrower or Mortgagor, Lender may apply to the reduction of the sums secured by this Mortgage, in such manner as Lender shall determine, any amount under this paragraph 2.3(c) of Article Two remaining to Mortgagor's credit.

(d) Mortgagor shall not claim, demand or be entitled to receive any credit or credits on the principal or interest payable under the terms of the Note or on any other sums secured by this Mortgage, for so much of the taxes, assessments or similar impositions assessed against the Property or any part of the Property as are applicable to the indebtedness secured by this Mortgage or to Lender's interest in the Property. No deduction shall be claimed from the taxable value of the Property or any part of the Property by reason of the Note, this Mortgage or any other Loan Document.

2.4 REIMBURSEMENT. The Mortgagor agrees that if it shall fail to pay when due any tax, assessment or charge levied or assessed against the Property or any utility charge, whether public or private, or any insurance premiums or if it shall fail to procure the insurance coverage and the delivery of the insurance certificates required under this Mortgage, or if it shall fail to pay any other charge or fee described in this Mortgage (other than any such amounts being contested in accordance with Section 2.3(a) above), then the Lender, at its option, may pay or procure the same. The Mortgagor will reimburse the Lender upon demand for any sums of money paid by the Lender pursuant to this Section, together with interest on each such payment at the Default Rate (as defined in Section 5.8 hereof) and all such sums and interest thereon shall be secured by this Mortgage.

2.5 ADDITIONAL DOCUMENTS. The Mortgagor agrees to execute and deliver to the Lender, concurrently with the execution of this Mortgage and upon the request of the Lender from time to time hereafter, all financing statements and other documents reasonably required to perfect and maintain the security interest created by this Mortgage. The Mortgagor irrevocably (as long as the Loan remains unpaid) makes, constitutes and appoints the Lender as the true and lawful attorney of the Mortgagor to sign the name of the Mortgagor (after the Mortgagor has failed or refused to timely execute such documents upon request of the Lender) on any financing statement, continuation of financing statement or similar document required to perfect or continue such security interests.

2.6 TRANSFER OF PROPERTY. Except as specifically provided in the Credit Agreement, Mortgagor shall not sell, convey, transfer, lease or further encumber any interest in or any part of the Property, except to incorporate tangible personalty into the Improvements or to replace such with goods of quality and value at least equal to that replaced without the prior written consent of Lender. If any person should obtain any interest in all or any part of the Property pursuant to the execution or enforcement of any lien, security interest or other right, whether superior, equal or subordinate to this Mortgage or the lien of this Mortgage, such event shall be deemed to be a transfer by Mortgagor. Mortgagor shall not, without the prior written consent of Lender, further assign the rents from the Property, nor enter, terminate or cancel, accept the surrender, subordinate, accelerate the payment of rent, or change the terms of any renewal option of any lease now or hereafter covering such property or any part of the Property.

2.7 FEES AND EXPENSES. The Mortgagor will pay or reimburse the Lender for all reasonable attorneys' fees, costs and expenses incurred by the Lender in any action, legal proceeding or dispute of any kind which affects the Guaranty, the interest created in this Mortgage, the Property, the Rents and Profits or the Intangible Personalty, including but not limited to, any foreclosure of this Mortgage, enforcement of payment of the Guaranty, any condemnation action involving the Property, appraisals, title matters, or any action to protect the security of this Mortgage. Any such amounts paid by the Lender shall be due and payable upon demand and shall be secured by this Mortgage.

2.8 PERFORMANCES UNDER LEASES AND OTHER AGREEMENTS. Without first obtaining on each occasion the written approval of the Lender, the Mortgagor shall not, except as may be permitted by the Credit Agreement, cancel, surrender or materially modify or permit the cancellation of any lease (including any equipment lease), rental agreement, management contract, franchise agreement, construction contract, technical services agreement or other contract, license or permit now or hereafter affecting the Property, or materially modify any of said instruments, or accept or permit to be made, any prepayment of any installment of rent or fees under said instruments except to the extent permitted in this Mortgage. The Mortgagor shall faithfully keep and perform, or cause to be kept and performed, all of the covenants, conditions, and agreements contained in each of said instruments, now or hereafter existing, on the part of the Mortgagor to be kept and performed (including performance of all covenants to be performed by or on the behalf of Mortgagor under any and all leases of the Property or any part of the Property) and shall at all times do all things necessary and appropriate to compel performance by each other party to said instruments of all obligations, covenants and agreements by such other party to be performed under such obligations, covenants and agreements. Each lease of any part of the Property is subject to the Lender's prior written approval, and certified copies of each such approved Lease shall be submitted to the Lender as soon as possible.

2.9 PREPAYMENT OF RENT. The Mortgagor will not accept any prepayment of rent or installments of rent more than two (2) months in advance without the prior written consent of the Lender.

2.10 MAINTENANCE OF PROPERTY. The Mortgagor will abstain from and will not permit the commission of waste in or about the Property and will maintain the Property in good condition and repair, reasonable wear and tear excepted. The Mortgagor shall not remove, demolish, materially alter, or materially change the use of any building, structure or other improvement presently or hereafter on the Property without the prior written consent of the Lender.

2.11 IDENTITIES OF MORTGAGOR AND BORROWER. The Mortgagor acknowledges to the Lender that (i) the identity of the Mortgagor and Borrower and the expertise available to the Mortgagor and Borrower were and continue to be material circumstances upon which the Lender has relied in connection with, and which constitute valuable consideration to the Lender for, the extending to the Borrower of the indebtedness evidenced by the Note and (ii) any change in such identity or expertise could materially impair or jeopardize the security for the payment of the Note granted to the Lender by this Mortgage. The Mortgagor covenants and agrees with the Lender that the Mortgagor shall not sell, transfer, convey, mortgage, encumber, lease or otherwise dispose of the Property, or any part of the Property or any interest in the Property or engage in subordinate financing with respect to the Property during the term of this Mortgage without the prior written consent of the Lender, except as may be expressly permitted in Article III of this Mortgage or in the Credit Agreement. In addition, during the term of this Mortgage, except as provided in Article III of this Mortgage, or except as may be provided in the Credit Agreement, there shall not be any change in the ownership, membership or control of the Mortgagor unless the Lender in its sole discretion has given its approval.

2.12 COMPLIANCE WITH LAW. The Mortgagor will do, or cause to be done, all such things as may be required by law in order fully to protect the security and all rights of the Lender under this Mortgage. The Mortgagor shall not cause or permit the lien of this Mortgage to be impaired in any way.

2.13 INSPECTION. The Mortgagor will permit the Lender, or its agents, at all reasonable times to enter and pass through or over the property for the purpose of inspecting same.

2.14 AMOUNT OF LOAN. The Mortgagor, upon ten (10) days prior written notice, shall furnish to the Lender a written statement, duly acknowledged, setting forth or confirming the unpaid principal of, and interest on, the Loan and whether or not any offsets or defenses exist against such principal and interest.

2.15 RELEASES AND WAIVERS. The Mortgagor agrees that no release by the Lender of any of the Mortgagor's successors in title from liability on the Loan, no release by the Lender of any portion of the Property, the Rents and Profits or the Intangible Personalty, no subordination of lien, no forbearance on the part of the Lender to collect on the Loan, or any part of the Loan, no waiver of any right granted or remedy available to the Lender and no action taken nor not taken by the Lender shall in any way diminish the Mortgagor's or Borrower's obligation to the Lender or have the effect of releasing the Mortgagor or Borrower, or any successor to the Mortgagor or Borrower, from full responsibility to the Lender for the complete discharge of each and every of the obligations secured by this Mortgage or under the Note, the Credit Agreement , the Guaranty or any other Loan Document.

2.16 AFTER ACQUIRED PROPERTY. The lien of this Mortgage will automatically attach, without further act, to all after acquired property located in or on, or attached to, or used or intended to be used in connection with or with the operation of, the Property or any part of the Property, and Mortgagor shall execute any documents and instruments upon demand of Lender necessary to perfect any such liens.

2.17     INSURANCE.

(a) Liability: The Mortgagor covenants to maintain or cause to be maintained, by the Mortgagor, general accident and public liability insurance against all claims for bodily injury, death or property damage occurring upon, in or about any part of the Property. The policies must be from companies and in amounts satisfactory to the Lender.

(b) Permanent: The Mortgagor covenants to maintain or cause to be maintained an "all-risk" permanent insurance policy. The policy must be from a company satisfactory to the Lender, must be in an amount satisfactory to the Lender, can only include coinsurance provisions satisfactory to the Lender, must include provisions for a minimum 30-day advance written notice to the Lender of any intended policy cancellation or non-renewal, and must designate the Lender as mortgagee and loss payee in a standard mortgagee endorsement, as its interest may appear.

(c) Business Interruption: The Mortgagor covenants to maintain or cause to be maintained business interruption insurance as to the buildings now or hereafter comprising a part of the Property. The policy must be from a company and in an amount satisfactory to the Lender and must be in an amount adequate to cover the actual loss from business interruption or cessation of rent for a period of at least fifteen (15) months.

(d) Flood: If any part of the Improvements is located in an area having "special flood hazards", a flood insurance policy naming the Lender as mortgagee must be submitted to the Lender. The policy must be from a company and in an amount satisfactory to the Lender.

(e) Delivery of Policies and Renewals: The Mortgagor agrees to deliver to the Lender, as additional security for the Loan, the original policies of such insurance as is required by the Lender pursuant to subsections (a), (b) and (c) of this Mortgage and of any additional insurance which shall be taken out upon the Property while any part of the Loan shall remain unpaid. Renewals of such policies shall be so delivered at least thirty (30) days before any such insurance shall expire. In the event the Mortgagor fails to maintain insurance as required under this Mortgage the Lender has the right to procure such insurance whether or not the Mortgagor's failure to maintain such insurance constitutes an Event of Default (as defined in Article III) or an event or condition which, upon the giving of notice or the passage of time, or both, would constitute an Event of Default. Any amounts paid by the Lender for insurance shall be due and payable to the Lender upon demand and shall be secured by this Mortgage.

(f) Proof of Loss; Claims Settlement: In the event of loss, the Mortgagor shall give prompt notice of such loss to the insurance carrier and the Lender, and the Lender may make proof of loss if not made promptly by Mortgagor. The Lender is authorized, in its sole discretion, to adjust, compromise and collect the proceeds of any insurance claims.

(g) Use of Proceeds: The Mortgagor assigns the proceeds of any such insurance policies to the Lender and directs and authorizes each insurance company to make payment for such loss directly to the Lender. The proceeds of any insurance or any part of such insurance are to be applied by the Lender to restoration or repair of the property damaged provided the following conditions are met:

(i) there exists no Event of Default (as defined in Article III) or any event or condition which, upon the giving of notice or the passage of time, or both, would constitute an Event of Default;

(ii) the Mortgagor presents sufficient evidence to the Lender that there are sufficient funds from the insurance proceeds and from equity funds, if needed, to completely restore or repair the damaged Property within 180 days, as well as to maintain relevant debt service coverages and other operating expenses;

(iii) all parties having existing or expected possessory interests in the Property agree in a manner satisfactory to the Lender that they will continue or extend their interests and arrangements for the contract terms then in effect following the restoration or repair;

(iv) all parties having operating, management or franchise interests in, and arrangements concerning, the Property agree that they will continue their interests and arrangements for the contract terms then in effect following the restoration or repair;

(v) the Mortgagor presents sufficient evidence to the Lender that the damaged property will be restored prior to the maturity date of the Loan;

(vi) the Lender will not incur any liability to any other person as a result of such use or release of insurance proceeds;

(vii) the insurance proceeds shall be held by the Lender and disbursed substantially in accordance with the disbursement procedures under the Loan Agreement as if such proceeds were Loan proceeds as repair or restoration progresses;

If the conditions of Sections 2.17(g) (ii), (iii), (iv), (v) and (vi) are not satisfied within ninety (90) days of loss, then the Lender may, at its option, apply any insurance proceeds to the outstanding balance of the Loan.

2.18     EMINENT DOMAIN.

(a) Participation in Proceedings: Mortgagor shall promptly notify the Lender of any actual or threatened initiation of any eminent domain proceeding as to any part of the Property and shall deliver to the Lender copies of any and all papers served or received in connection with such proceedings, and the Lender shall have the right, at its option, to participate in such proceedings at the expense of Mortgagor (including, without limitation, the Lender's attorneys' fees) and Mortgagor will execute such documents and take such other steps as required to permit such participation.

(b) Right to Settle Claims: The Lender is authorized to adjust, compromise and collect any eminent domain award or settle a claim for damages and to apply the same to the outstanding balance of the Loan, subject to the provisions of subsection (c).

(c) Use of Proceeds: The Mortgagor assigns to the Lender any proceeds or awards which may become due by reason of any condemnation or other taking for public use of the whole or any part of the Property or any rights appurtenant to the Property. The proceeds of any such condemnation award or proceeds or any part of such proceeds may be applied by the Lender to the outstanding balance of the Loan; provided that, subject to the provisions of Section 2.18(d), such proceeds may be applied to restoration of the property taken if the following conditions are met:

(i) there exists no Event of Default (as defined in Article III) or any event or condition which, upon the giving of notice or the passage of time, or both, would constitute an Event of Default;

(ii)              the Mortgagor presents  sufficient evidence to the Lender that
                  (A) there are sufficient funds from the condemnation award or proceeds and from equity funds, if needed, to completely restore the Property to an architectural whole within 180 days as well as to maintain relevant debt service coverages and other operating expenses, and (B) the loss of the property taken will not materially diminish the value of the Property;

(iii) all parties having existing or expected possessory interests in the Property (excluding resident apartment tenants) agree in a manner satisfactory to the Lender that they will continue or extend their interests and arrangements for the contract terms then in effect following the restoration;

(iv) all parties having operating, management or franchise interests in, and arrangements concerning, the Property agree that they will continue their interests and arrangements for the contract terms then in effect following the restoration;

(v) the Mortgagor presents sufficient evidence to the Lender that the Property will be restored to an architectural whole prior to the maturity date of the Loan;

(vi) the Lender will not incur any liability to any other person as a result of such use or release of proceeds;

(vii) the condemnation award or proceeds shall be held by the Lender and disbursed substantially in accordance with the disbursement procedures under the Loan Agreement as if such proceeds were Loan proceeds as restoration progresses.

(d) Further Assignments; Acceleration. The Mortgagor agrees to execute such further assignments and agreements as may be reasonably required by the Lender to assure the effectiveness of this Section. In the event any governmental agency or authority shall require or commence any proceedings for the demolition of any buildings or structures comprising a part of the Property, or shall commence any proceedings to condemn or otherwise take pursuant to the power of eminent domain a material portion of the Property, the Lender may, at its option, declare the Loan to be immediately due and payable in full and apply any condemnation awards or proceeds to the outstanding balance of the Loan.

2.19 OPERATING STATEMENTS. The Mortgagor will maintain full and correct books and records showing in detail the earnings and expenses of the Property and will permit the Lender and its representatives to examine said books and records and all supporting vouchers and data at any time and from time to time upon reasonable request by the Lender. Upon reasonable request of the Lender, the Mortgagor will also submit to the Lender statements of income and expenses accurately setting forth the operation of its interest in the Property for each fiscal year. Such statements shall be in such form and forms as are acceptable to the Lender and certified by the chief financial officer of the Mortgagor. If the Mortgagor shall have obtained a financial statement certified by a certified public accountant for any fiscal year, the Mortgagor agrees to furnish a copy of such certified statement to the Lender. Also, when so requested, the Mortgagor will submit to the Lender rent schedules showing occupied units or spaces classified by size or type, rents per month per unit or space and vacant units or spaces and proposed rents from such units or spaces.

2.20 FINANCIAL STATEMENTS. Mortgagor shall cause Borrower to provide Lender with financial statements and information in accordance with the Credit Agreement.

2.21 ENVIRONMENTAL INDEMNIFICATION. Mortgagor agrees to indemnify and hold Lender harmless from and against, and to reimburse Lender with respect to, any and all claims, demands, causes of action, loss, damage, liabilities, costs and expenses (including reasonable attorney's fees and court costs) of any and every kind or character, known or unknown, fixed or contingent asserted against or incurred by Lender at any time and from time to time by reason of or arising out of any violation of any environmental laws and any and all matters arising out of any act, omission, event or circumstance existing or occurring (including without limitation the presence on the Property or release from the Property of hazardous substances or solid waste disposed of or otherwise released), regardless of whether the act, omission, event or circumstance constituted a violation of any Environmental Law at the time of its existence or occurrence. The terms "hazardous substance" and "release" shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposed" shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent the laws of the State of South Carolina establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply. The provisions of this Section shall survive the satisfaction of the Note and the other indebtedness secured hereby and shall continue thereafter in full force and effect.

2.22 ACCESS ONTO PROPERTY. Lender and its successors and assigns are granted an easement to enter and to authorize others to enter upon the Property for the purpose of conducting environmental investigations and audits (including taking physical samples) and such other action deemed necessary by Lender to verify compliance by Mortgagor with all environmental laws. Mortgagor acknowledges that no adequate remedy at law exists for violation of the easement granted in this Mortgage and agrees that Lender is entitled to specific performance of the rights under this easement. The easement granted in this Mortgage shall continue until this Mortgage is canceled or released of record.

2.23 ENVIRONMENTAL INVESTIGATIONS. If Lender shall ever have reasons to believe that any Hazardous Materials have been used, stored or disposed of on the Property in violation of the covenants and representations in this Mortgage, or if Lender in its reasonable discretion is dissatisfied with the ongoing investigation and remediation of the Property, or if any claim is made or threatened by any party against Mortgagor or Borrower relating to damages, contribution, cost, recovery, compensation, loss or injury related to use, storage and disposal of Hazardous Materials in connection with the Property, or if an Event of Default has occurred, Mortgagor and/or Lender will at its expense provide to Lender from time to time and in each case within 30 days of Lender's request, an investigation and audit of the Property and Borrower's or Mortgagor's business operations, relating to the existence, use, storage or disposal of Hazardous Materials, the scope of which will be defined by Lender, by a consulting firm acceptable to Lender and made in accordance with Bank's established guidelines. Lender may cause such investigation and audit to be made at Borrower's and Mortgagor's expense and risk if Mortgagor or Borrower fails to promptly comply with its obligation to do so at Lender's request. For purposes of this Mortgage, the term "Hazardous Material" shall mean all materials defined as hazardous wastes or substances under any environmental law and petroleum, petroleum products, oil and asbestos.

                                  ARTICLE III
                                EVENTS OF DEFAULT

3.1 EVENTS OF DEFAULT. An "Event of Default" shall be the occurrence or existence of any of the events or conditions described in the subsequent sections of this Article III:

3.2 PAYMENT. Failure to pay when due any installment of principal or interest due on the Note or any of the other Loan Documents or any other amounts that become due and owing to the Lender under the Loan Documents.

3.3 LOAN DOCUMENTS. The occurrence of any Event of Default as defined in the Credit Agreement, or a failure to comply with any of the terms of this Mortgage or any of the other Loan Documents, or a default under any other Loan Document beyond any applicable cure period.

3.4 REPRESENTATIONS. The invalidity or inaccuracy of any material representation or opinion or the breach, withdrawal, cancellation, rescission, termination or alteration of any material agreement, approval, opinion or waiver submitted to the Lender.

3.5 ENCROACHMENTS. The appearance on any survey required under the Credit Agreement of easements or encroachments which have occurred without the written approval of the Lender and which are not removed or corrected within ten (10) business days after written notice of such easements or encroachments to the Mortgagor.

3.6 PERMITS. The Mortgagor neglects, fails, or refuses to keep in full force and effect (a) any permit or approval with respect to the construction, occupation or use of the Property or (b) the hazard and liability insurance required under this Mortgage.

3.7 LIENS AND  ENCUMBRANCES.  The Mortgagor  fails to keep the Property free and clear of all encumbrances, liens, deeds of trust, security interests and subordinate financing, except for Permitted Encumbrances or as otherwise may be approved in writing by the Lender in its sole discretion, and in the case of any consensual encumbrances, liens, deeds of trust, security interests or subordinate financing, such written approval to be obtained in advance.

3.8 OWNERSHIP. Except as may otherwise be permitted by the Credit Agreement, any change in the ownership or control of the Mortgagor or any other guarantor of the Loan (a "Guarantor") or any sale, transfer or conveyance, whether voluntary or involuntary, of the Property any portion of the Property, except as may be approved in writing in advance by the Lender in its sole discretion.

3.9 VOLUNTARY BANKRUPTCY. A voluntary petition is filed by the Borrower, the Mortgagor or any Guarantor of the Loan seeking the protection of the bankruptcy court under any chapter or section of the Bankruptcy Code, as amended, or of any state or federal court under state insolvency or receivership laws.

3.10 INVOLUNTARY BANKRUPTCY. The Borrower, the Mortgagor or any Guarantor of the Loan has an involuntary petition filed against it under any chapter or section of the Bankruptcy Code, as amended, or under any state insolvency laws and such petition is not dismissed within forty-five (45) days of its filing. 3.11 RECEIVERSHIP. By the order of a court of competent jurisdiction, a trustee or receiver of the Property, the Rents and Profits or the Intangible Personalty or any part of the Property, the Rents and Profits or the Intangible Personalty, or of the Mortgagor or Borrower shall be appointed and, if such order does not arise out of a voluntary receivership action instituted by Borrower or Mortgagor, such order shall not be discharged or dismissed within forty-five
(45) days.

3.12 DISSOLUTION. The suspension or dissolution of any Guarantor of the Loan and Borrower fails to provide a substitute Guarantor or substitute collateral acceptable to the Lender within sixty (60) days of the date of such suspension or dissolution.

3.13 EVENT OF DEFAULT UNDER ANY OTHER OBLIGATION. The occurrence of an event of default under any obligation from Borrower or Mortgagor now owing to the Lender or hereafter arising.

                                   ARTICLE IV
                        RIGHTS AND REMEDIES OF THE LENDER

4.1 ACCELERATION OF LOAN; FORECLOSURE. Upon the occurrence of an Event of Default the entire balance of the Loan, including all accrued interest, shall, at the option of the Lender, become immediately due and payable. Upon failure to pay the Loan in full at any stated or accelerated maturity, the Lender may foreclose the lien of this Mortgage pursuant to judicial proceeding or such other manner permitted under law.

4.2 LENDER'S POWER OF ENFORCEMENT. If an Event of Default shall have occurred, Lender may, either with or without entry or taking possession as provided above or otherwise, proceed by suit or suits at law or in equity or by any other appropriate proceeding or remedy: (a) to enforce payment of the Note or the performance of any term of this Mortgage or any other right; (b) to foreclose this Mortgage and to sell, as an entirety or in separate lots or parcels, the Property, under the judgment or decree of a court or courts of competent jurisdiction; and (c) to pursue any other remedy available to it. Lender shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as the Lender may determine.

4.3      LENDER'S RIGHT TO ENTER AND TAKE POSSESSION, OPERATE, AND APPLY INCOME.

(a) If an Event of Default shall have occurred, Mortgagor, upon demand of Lender, shall forthwith surrender to Lender the actual possession, and if and to the extent permitted by law, Lender itself, or by such officers or agents as it may appoint, may enter and take possession of all the Property, and may exclude Mortgagor and its agents and employees wholly from the Property, and may have joint access with Mortgagor to the books, papers and accounts of Mortgagor.

(b) If Mortgagor shall for any reason fail to surrender or deliver the Property or any part of the Property after Lender's demand, Lender may obtain a judgment or decree conferring on Lender the right to immediate possession or requiring
Mortgagor to deliver immediate possession of all or part of the Property to Lender along with all books, papers and accounts of Mortgagor, to the entry of which judgment or decree Mortgagor specifically consents.

(c) Mortgagor shall pay to Lender, upon demand, all reasonable costs and expenses of obtaining such judgment or decree and reasonable compensation to Lender, its attorneys and agents, and all such costs, expenses and compensation shall, until paid, be secured by the lien of this Mortgage.

(d) Upon every such entering upon or taking of possession, Lender may hold, store, use, operate, manage and control the Property and conduct the business of the Property, and, from time to time:

(i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements to the Property and on the Property and purchase or otherwise acquire additional fixtures, personalty and other property;

(ii) insure or keep the Property insured;

(iii)manage and operate the Property and exercise all the rights and powers of Mortgagor in its name or otherwise, with respect to the same;

(iv) enter into agreements with others to exercise the powers granted Lender in this Mortgage;

all as Lender in its reasonable judgment from time to time may determine; and Lender may collect and receive all the income, revenues, rents, issues and profits of the same, including those past due as well as those accruing thereafter; and shall apply the monies so received by Lender in such priority as Lender may determine to (1) the reasonable compensation, expenses and disbursements of the agents and attorneys; (2) the cost of insurance, taxes, assessments and other proper charges upon the Property or any part of the Property; (3) the deposits for taxes and assessments and insurance premiums due; and (4) the payment of accrued interest on the Note and then to outstanding principal thereunder.

         Lender shall surrender possession of the Property to Mortgagor only when all that is due upon such interest, tax and insurance deposits and principal installments, and under any of the terms of this Mortgage, shall have been paid and all defaults made good. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

4.4 LEASES. Lender, at its option, is authorized to foreclose this Mortgage subject to the rights of any tenants of the Property, and the failure to make any such tenants parties defendant to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by Mortgagor to be, a defense to any proceedings instituted by Lender to collect the sums secured by this Mortgage or to collect any deficiency remaining unpaid after the foreclosure sale of the Property.

4.5 PURCHASE BY LENDER. Upon any such foreclosure sale, Lender may bid for and purchase the Property and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability.

4.6 APPLICATION OF INDEBTEDNESS TOWARD PURCHASE PRICE. Upon any such foreclosure sale, Lender may, if permitted by law, after allowing for the proportion of the total purchase price required to be paid in cash and for the costs and expenses of the sale compensation and other charge, in paying the purchase price apply any portion of or all sums due to Lender under the Note, this Mortgage or any other instrument securing the Note, in lieu of cash, to the amount which shall, upon distribution of the net proceeds of such sale, be payable upon such sale.

4.7 WAIVER OF APPRAISEMENT, VALUATION, STAY, EXTENSION, AND REDEMPTION LAWS. MORTGAGOR AGREES TO THE FULL EXTENT PERMITTED BY LAW THAT IN CASE OF AN EVENT OF DEFAULT ON ITS PART UNDER THIS MORTGAGE, NEITHER MORTGAGOR NOR ANYONE CLAIMING THROUGH OR UNDER IT SHALL OR WILL SET UP, CLAIM OR SEEK TO TAKE ADVANTAGE OF ANY APPRAISEMENT, VALUATION, STAY, EXTENSION OR REDEMPTION LAWS NOW OR HEREAFTER IN FORCE, IN ORDER TO PREVENT OR HINDER THE ENFORCEMENT OR FORECLOSURE OF THIS MORTGAGE, OR THE ABSOLUTE SALE OF THE PROPERTY OR THE FINAL AND ABSOLUTE PUTTING INTO POSSESSION OF THE PROPERTY, IMMEDIATELY AFTER SUCH SALE, OF THE PURCHASERS AT SUCH SALE, AND MORTGAGOR, FOR ITSELF AND ALL WHO MAY AT ANY TIME CLAIM THROUGH OR UNDER IT, WAIVES, TO THE FULL EXTENT THAT IT MAY LAWFULLY SO DO, THE BENEFIT OF ALL SUCH LAWS, AND ANY AND ALL RIGHT TO HAVE THE ASSETS COMPRISING THE MORTGAGED PROPERTY MARSHALED UPON ANY FORECLOSURE OF THE LIEN OF THIS MORTGAGE AND AGREES THAT LENDER OR ANY COURT HAVING JURISDICTION TO FORECLOSE SUCH LIEN MAY SELL THE PROPERTY IN PART OR AS AN ENTIRETY.

4.8 RECEIVER. If an Event of Default shall have occurred, Lender, to the extent permitted by law and without regard to the value or occupancy of the security, shall be entitled as a matter of right if it so elects to the appointment of a receiver to enter upon and take possession of the Property and to collect all rents, revenues, issues, income, products and profits of the Property and apply the same as the court may direct. The receiver shall have all rights and powers permitted under the laws of the state where the Land is located and such other powers as the court making such appointment shall confer. The expenses, including receiver's fees, attorney's fees, costs and agent's compensation, incurred pursuant to the powers contained in this Mortgage shall be secured by this Mortgage. The right to enter and take possession of and to manage and operate the Property, and to collect the rents, issues and profits of the Property, whether by a receiver or otherwise, shall be cumulative to any other right or remedy under this Mortgage or afforded by law, and may be exercised concurrently with any other right or remedy under this Mortgage or afforded by law or independently of any other right or remedy under this Mortgage or afforded by law. Lender shall be liable to account only for such rents, issues and profits actually received by Lender, whether received pursuant to this Paragraph or Paragraph 4.3. Notwithstanding the appointment of any receiver or other custodian, Lender shall be entitled as secured party under this Mortgage to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Mortgage to, Lender.

4.9 SUITS TO PROTECT THE PROPERTY. Lender shall have the power and authority to institute and maintain any suits and proceedings as Lender may deem advisable
(a) to prevent any impairment of the Property by any acts which may be unlawful or any violation of this Mortgage, (b) to preserve or protect its interest in the Property, and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security under this Mortgage or be prejudicial to Lender's interest.

4.10 PROOFS OF CLAIM. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting Mortgagor or Borrower, any person, partnership or corporation guaranteeing or endorsing any of Mortgagor's or Borrower's obligations, its creditors or its property, Lender, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by Borrower under the Note, or by Mortgagor under the Guaranty or this Mortgage and any other instrument securing the Note, at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by Borrower or Mortgagor after such date.

4.11  MORTGAGOR TO PAY  INDEBTEDNESS  UNDER  GUARANTY ON ANY DEFAULT IN PAYMENT:
APPLICATION OF MONIES BY LENDER.

(a) If default shall be made in the payment of any amount due under the Note, this Mortgage or any other instrument securing the Note, then, upon Lender's demand, Mortgagor will pay to Lender the whole amount due and payable under the Guaranty and all other sums secured by this Mortgage; and if Mortgagor shall fail to pay the same forthwith upon such demand, Lender shall be entitled to sue for and to recover judgment for the whole amount so due and unpaid together with costs and expenses including the reasonable compensation, expenses and disbursements of Lender's agents and attorneys incurred in connection with such suit and any appeal in connection with such suit, Lender shall be entitled to sue and recover judgment as aforesaid either before, after or during the pendency of any proceedings, for the enforcement of this Mortgage, and the right of Lender to recover such judgment shall not be affected by any taking, possession or foreclosure sale under this Mortgage, or by the exercise of any other right, power or remedy for the enforcement of the terms of this Mortgage, or the foreclosure of the lien of this Mortgage.

(b) In case of a foreclosure sale of all or any part of the Property and of the application of the proceeds of sale to the payment of the sums secured by this Mortgage, Lender shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid and to recover judgment for any portion of such amounts remaining unpaid, with interest.

(c) Mortgagor agrees, to the extent permitted by law, that no recovery of any such judgment by Lender and no attachment or levy of any execution upon any of the Property or any other property shall in any way affect the lien of this Mortgage upon the Property or any part of the Property or any lien, rights, powers or remedies of Lender under this Mortgage, but such lien, rights, powers and remedies shall continue unimpaired as before.

(d) Any monies collected or received by Lender under this Paragraph 4.11 shall be applied as follows:

     (i) First, to the payment of reasonable compensation, expenses and disbursements of the agents and attorneys; and

          (ii) Second, to payment of amounts due and unpaid under the Note, this Mortgage and all other instruments securing the

          (iii)Third, to the payment of any amounts due on account of any other indebtedness hereby secured; and

          (iv) Fourth,   to  the  Mortgagor  or  whomsoever   the  Lender  shall
               reasonably determine to be lawfully entitled thereto.

4.12 DELAY OR OMISSION NO WAIVER. No delay or omission of Lender or of any holder of the Note to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence. Every right, power and remedy given to Lender may be exercised from time to time and as often as may be deemed expedient by Lender.

4.13 NO WAIVER OF ONE DEFAULT TO AFFECT ANOTHER. No waiver of any Event of Default under this Mortgage shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon. If Lender (a) grants forbearance or an extension of time for the payment of any sums secured by this Mortgage; (b) takes other or additional security for the payment of such sums; (c) waives or does not exercise any right granted in the Note, this Mortgage, the Guaranty or any other instrument securing the Note; (d) releases any part of the Property from the lien of this Mortgage or any other instrument securing the Note; (e) consents to the filing of any map or plat of the Land; (f) consents to the granting of any easement on the Land; or (g) makes or consents to any agreement changing the terms of this Mortgage or subordinating the lien or any charge of this Mortgage, no such act or omission shall release, discharge, modify, change or affect the original liability under the Note, this Mortgage, the Guaranty or otherwise of Borrower or Mortgagor, or any subsequent purchaser of the Property or any part of the Property or any maker, cosigner, endorser, surety or Guarantor. No such act or omission shall preclude Lender from exercising any right, power or privilege granted in this Mortgage or intended to be granted in case of any Event of Default then existing or of any subsequent Event of Default nor, except as otherwise expressly provided in an instrument or instruments executed by Lender, shall the lien of this Mortgage be altered by such act or omission. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Property, Lender, without notice to any person, firm or corporation, is authorized and empowered to deal with any such vendee or transferee with reference to the Property or the indebtedness secured by this Mortgage, or with reference to any of the terms or conditions of this Mortgage, as fully and to the same extent as it might deal with the original parties to this Mortgage and without in any way releasing or discharging any of the liabilities or undertakings under this Mortgage.

4.14 DISCONTINUANCE OF PROCEEDINGS; POSITION OF PARTIES RESTORED. If Lender shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Lender, then and in every such case Mortgagor and Lender shall be restored to their former positions and rights under this Mortgage, and all rights, powers and remedies of Lender shall continue as if no such proceeding had occurred or had been taken.

4.15 REMEDIES CUMULATIVE. No right, power or remedy conferred upon or reserved to Lender by the Note, this Mortgage or any other instrument securing the Note is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given under this Mortgage or under the Note or any other Loan Document, or now or hereafter existing at law, in equity or by statute.

                                   ARTICLE V
                               GENERAL CONDITIONS

5.1 TERMS. The singular used in this Mortgage shall be deemed to include the plural; the masculine deemed to include the feminine and neuter; and the named parties deemed to include their heirs, successors and assigns. The term "Lender" shall include any payee of the indebtedness secured by this Mortgage or any transferee of such indebtedness whether by operation of law or otherwise.

5.2 NOTICES. All notices required to be given under this Mortgage shall be in writing and shall be deemed served at the earlier of (i) receipt or (ii) seventy-two (72) hours after deposit in registered, certified or first-class United States mail, postage prepaid, and addressed to the parties at the following addresses, or such other addresses as may from time to time be designated by written notice given as required:

                  to the Mortgagor:
                  ----------------

                  Caroline Investors, Inc.
                  c/o Homegold, Inc.
                  3901 Pelham Road
                  Greenville, South Carolina 29615
                  Attention:  William E. Long, Jr.

                  to the Lender:
                  -------------

                  Household Commercial Financial Services, Inc.
                  700 North Wood Dale Drive
                  Building 3A
                  Wood Dale, Illinois  60191
                  Attention:  Robert K. Carse

                  with copy to:
                  ------------

                  McGuireWoods LLP
                  77 West Wacker Drive, Suite 4500
                  Chicago, Illinois  60601
                  Attention: Debra S. Clark, Esq.

The parties agree that any notice sent to the Mortgagor at its address set forth in this Mortgage (or designated in accordance with this Section) shall be deemed notice to all general partners of Mortgagor in the event that the Mortgagor is a general partnership. Personal delivery to a party or to any officer, partner, agent or employee of such party at its address in this Mortgage shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Notwithstanding the foregoing, no notice of change of address shall be effective until the date of receipt of such change of address.

5.3 IMPOSITION OF TAX. In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, in any manner changing or modifying the laws now in force governing the taxation of debts secured by mortgages or the manner of collecting taxes so as to affect adversely the Lender, the Mortgagor will promptly pay any such tax on or before the due date of such tax; and if the Mortgagor fails to make such prompt payment or if any such state, federal, municipal or other governmental law, order, rule or regulation prohibits Mortgagor from making such payment or would penalize Lender if Mortgagor makes such payment, then the entire balance of the Loan and all amounts due under the Guarantyshall become due and payable upon demand at the option of the Lender.

5.4 INVALIDATION OF PROVISIONS. Invalidation of any one or more of the provisions of this Mortgage shall in no way affect any of the other provisions of this Mortgage, which shall remain in full force and effect.

5.5 HEADINGS. The captions and headings in this Mortgage are inserted only as a matter of convenience and for reference and in no way define, limit, or describe the scope of this Mortgage nor the intent of any provision of this Mortgage.

5.6 CHANGES, ETC. Neither this Mortgage nor any term of this Mortgage may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement hereafter made by Mortgagor and Lender relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

5.7 GOVERNING LAW. This Mortgage is made by Mortgagor and accepted by Lender in the State of South Carolina, with reference to the laws of such State, and shall be construed, interpreted, enforced and governed by and in accordance with such laws (excluding the principles of such laws governing conflicts of law).

5.8 DEFAULT RATE. The term "Default Rate" as used herein shall mean the rate per annum determined by adding six percent (6%) to the Domestic Rate (as defined in the Credit Agreement) from time to time in effect.

5.9 CONFLICT. In the event of any conflict between the terms and provisions of this Mortgage and the terms and conditions of the Loan Agreement, the provisions of the Loan Agreement shall control.

5.10 WAIVER OF JURY TRIAL By the execution of this Mortgage, Mortgagor knowingly, voluntarily and intentionally agrees, that:

(a) Neither Mortgagor nor Lender, nor any assignee, heir, or legal representative of Mortgagor or Lender, shall demand or request a jury trial in any lawsuit, proceeding, counterclaim, or any other litigation procedure arising from or based upon this Agreement, the Note, the Guaranty, the Mortgage or any of the Loan Documents evidencing, securing, or relating to the Loan, or to the dealings or relationship between or among the parties to this Agreement, the Note, the Guaranty, the Mortgage or any of the Loan Documents evidencing, securing, or relating to the Loan;

(b) Neither Mortgagor or Lender will seek to consolidate any action in which a jury trial has been waived with any other action in which a jury trial has not been or cannot be waived;

(c) The provisions of this section have been fully negotiated by the parties, and these provisions shall be subject to no exceptions;

(d) Neither Mortgagor nor Lender has in any way agreed with or represented to any other party that the provisions of this section will not be fully enforced in all instances; and

(e)      This provision is a material inducement for Lender to make the Loan.

                                   ARTICLE VI
                               LENDING PROVISIONS

6.1 BREACH OF CREDIT AGREEMENT AND OTHER DOCUMENTS. Notwithstanding anything to the contrary contained in this Mortgage or in the Note or in the Guaranty, or in any other instrument securing the loan evidenced by such Note, upon an Event of Default unless cured in accordance with the terms of the Credit Agreement, Lender may at its option declare the entire indebtedness secured by this Mortgage, and all interest thereon and all advances made by Lender under this Mortgage, immediately due and payable and/or exercise all additional rights accruing to it under this Mortgage in the event of a breach by Mortgagor of any covenant contained in this Mortgage or in the Guaranty, or in the event of a breach by Borrower of any covenant contained in the Note, or in the Credit Agreement, which Guaranty and Credit Agreement are, by this reference, incorporated in this Mortgage to the same extent and effect a though they were set forth in this Mortgage in full. The proceeds of the Loan secured by this Mortgage are to be disbursed by Lender to Borrower in accordance with the provisions contained in the Credit Agreement. All advances and indebtedness arising and accruing under the Credit Agreement from time to time shall be secured by this Mortgage and all indebtedness arising and accruing under the Guaranty from time to time shall also be secured by this Mortgage.

6.2 PARTIAL FORECLOSURE. In the event the Mortgaged Property is comprised of more than one parcel of real property, Mortgagor waives any right to require Lender to foreclose or exercise any of its other remedies against all of the Mortgaged Property as a whole or to require Lender to foreclose or exercise such remedies against one portion of the Mortgaged Property prior to the foreclosure of exercise of said remedies against other portions of the Mortgaged Property.

6.3 COVENANTS OF GUARANTORS. As a part of the inducement to Lender to make the loan evidenced by the Note, Borrower may have caused certain other persons, firms or corporations to enter into certain guaranty agreements with Lender pertaining to the financing and payment for construction of improvements on the Land. In such event, Mortgagor covenants and agrees that such persons, firms or corporations shall fully perform, comply with and abide by such agreements. It is further understood and agreed by Mortgagor that such representation and agreements by the other persons shall constitute, for the purpose of its obligations under this Mortgage, covenants on behalf of Mortgagor.

6.4 LIMITATION ON RECOVERY. Notwithstanding anything in this Mortgage to the contrary, the right of recovery against the Mortgagor under this Mortgage shall not exceed $1.00 less than the amount which would render the Mortgagor's obligations under this Mortgage void or voidable under applicable law, including fraudulent conveyance law.

6.5 LIEN ABSOLUTE; NO SUBROGATION. The lien and security interest herein created and provided for stand as direct and primary security for the Note as well as for any of the other obligations secured hereby. No application of any sums received by the Lender in respect of the Property or any disposition thereof to the reduction of the Loan and other obligations secured hereby or any part thereof shall in any manner entitle the Mortgagor to any right, title or interest in or to the Loan or other obligations secured hereby or any collateral or security therefor, or against Borrower, whether by subrogation or otherwise, unless and until all Loan and other obligations secured hereby have been fully paid and satisfied and all agreements of the Lender to extend credit to or for the account of the Borrower and to or for the account of Mortgagor have expired or otherwise have been terminated. The Mortgagor acknowledges that the lien and security interest hereby created and provided for are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Lender or any other holder of any of the Note or any other obligations secured hereby, and without limiting the generality of the foregoing, the lien and security interest hereto shall not be impaired by any acceptance by the Lender or any other holder of Note or any other obligations secured hereby of any other security for or guarantors upon any of the Note or any other obligations secured hereby or by any failure, neglect or omission on the part of the Secured Party or any other holder of any of the Note or any other obligations secured hereby to realize upon or protect any of the Note or other obligations secured hereby or any collateral or security therefor. The lien and security interest hereto shall not in any manner be impaired or affected by (and the Lender, without notice to anyone, is hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Note or any other obligations secured hereby, or of any collateral or security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the discretion at any time grant credit to Borrower without notice to the Mortgagor in such amounts and on such terms as the Lender may elect (all of such to constitute additional obligations hereby secured) without in any manner impairing the lien and security interest created and provided for herein. In order to realize hereon and to exercise the rights granted to the Lender hereunder and under applicable law, there shall be no obligation on the part of the Lender or any other holder of the Note or any other obligations at any time to first resort for payment to Borrower or to any other Guarantor or to resort to any other collateral, security, property, liens or any other rights or remedies whatsoever, and the Lender shall have the right to enforce this Mortgage irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing pending.

         The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction.

         THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT EVIDENCED BY THE NOTE REGARDLESS OF ANY APPRAISED VALUE OF THE MORTGAGED PROPERTY (HEREIN DEFINED).

         IN WITNESS WHEREOF, the undersigned have executed this Mortgage under seal as of the above written date.

                        CAROLINA INVESTORS, INC., a South Carolina corporation
                        (SEAL)


                        By:
                        Name:
                        Title:  _____________________________________


WITNESS:

---------------------------

---------------------------

SOUTH CAROLINA                            )
                                          )
_________________ COUNTY                  )                  PROBATE


         Before me, the undersigned notary public personally appeared the undersigned witness, who, being duly sworn, deposed and said that s/he saw Carolina Investors, Inc., a South Carolina corporation, by its authorized officer, ___________________, sign, seal and deliver the foregoing Mortgage and Security Agreement and that s/he together with the other witness witnessed the execution thereof.






SWORN TO and subscribed before
me this ____ day of _______________, 2001

                                            (L.S.)
--------------------------------------------
Notary Public for South Carolina

My commission expires:
                       -------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION


ALL THAT CERTAIN PROPERTY SITUATED IN THE COUNTY OF GREENVILLE AND STATE OF SOUTH CAROLINA, BEING DESCRIBED AS FOLLOWS: 22.41 ACRES, BEING MORE FULLY DESCRIBED IN A DEED DATED 09/13/99 AND RECORDED 9/23/99, AMONG THE LAND RECORDS OF THE COUNTY AND STATE SET FORTH ABOVE, IN DEED VOLUME 1868, PAGE 193.


BEING ALL OF THAT CERTAIN TRACT OR PARCEL OF LAND, WITH IMPROVEMENTS THEREON, CONTAINING 22.41 ACRES, MORE OR LESS, LYING IN GREENVILLE, SOUTH CAROLINA AS SHOWN ON THAT CERTAIN SURVEY FOR HOMEGOLD FINANCIAL, INC. (F/K/A EMERGENT GROUP, INC.), DATED OCTOBER 6, 1997, PREPARED BY FREELAND & ASSOCIATES, AND RECORDED IN GREENVILLE COUNTY REGISTER OF DEEDS IN PLAT BOOK 36-T AT PAGE 61, AND BY A MORE RECENT SURVEY (NOT RECORDED) FOR HOMEGOLD FINANCIAL, INC. (F/K/A EMERGENT GROUP, INC.) DATED MARCH 13, 1998, AND HAVING SUCH COURSES, METES, MEASURES, AND BOUNDARIES AS APPEAR ON THE AFORESAID SURVEYS AND INCORPORATED HEREIN BY REFERENCE.


Commonly known as:  3901 Pelham Road, Greenville, South Carolina  29605

Tax map parcel no.:  0533.04-01-009.03

                                       B-1
                                    EXHIBIT B

                             PERMITTED ENCUMBRANCES